© 2012, Insmed, Inc. All rights reserved.
Corporate Overview
Improving the Lives of Patients
Battling Serious Orphan Lung
Diseases Using Targeted
Inhalation Therapies
December, 2012

Safe Harbor Statement
This presentation contains forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934.  Words, and variations of words, such as “intend”, “expect”, “will”,
“anticipate”, “believe”, “continue”, “propose” and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that such statements in this presentation, including statements relating to our financial position, results of operations, the status, results and timing of results of pre-clinical studies and clinical trials and pre-clinical and clinical data described herein, the timing of and costs associated with pre-
clinical studies and clinical trials, the development of our products, our estimates of the size of the potential markets for our product candidates, and the business strategies, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Such risks and uncertainties include, without limitation, failure or delay of U.S. Food and Drug Administration and other regulatory reviews and approvals, competitive developments affecting our product development, delays in product development or clinical trials, patent disputes, unexpected regulatory actions, delays or requests, the failure of future clinical trials, inability to successfully develop our product candidates or receive necessary regulatory approvals, inability to make product candidates commercially successful, changes in anticipated expenses, and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form
10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended
September 30, 2012.  Investors are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this presentation.  We undertake no obligation to update these forward-
looking statements to reflect events or circumstances or changes in expectations.
ARIKACE is a registered trademark of Insmed Incorporated in the United States and various other countries.
eFlow® Electronic Nebulizer (eFlow®) is a registered trademark of PARI Pharma GmbH.
TOBI (Tobramycin Inhalation Solution) is a registered trademark of Novartis.
Cayston (aztreonam for inhalation solution) is a registered trademark of Gilead Sciences.
All other trademarks and registered trademarks are the property of their respective owners.
Persons shown throughout this presentation are models used for illustrative purposes and are not patients.

Near Term Goal: The Approval and Commercial
Launch of ARIKACE® in Europe and the US
Cystic
Fibrosis
Non-Tuberculous
Mycobacteria (NTM)
Lung Disease
ARIKACE
Being developed to treat rare lung infections
in patients with limited options for treatment.
▪ Life expectancy
 37 years1
▪ 30,000 US2
▪ 35,000 EU3
▪ Estimated $500M
 market4
▪ Lengthy, repeat
 hospitalizations
▪ 50,000 US5
▪ No approved
 treatments
1 Adapted from Cystic Fibrosis Foundation, Patient Registry Annual Data Reports, 2011. 2 Cystic Fibrosis Foundation (http://www.cff.org/AboutCF/
as accessed Nov., 2012) 3 Høiby BMC Medicine 2011, 9:32. 4 Patient-based forecast. 5 Clarity Pharma Research, Patient Chart Study, 2012.

Orphan Disease #1
Cystic Fibrosis (CF) Patients with
Pseudomonas Lung Infections

Julia is 12 years old.
She just reached middle age.
Cystic Fibrosis could well take her life before she's 24. It's a fact of her existence. CF will steal the future from thousands of kids this year. Your help is where the hope comes from.
Help us win back the future.
Canadian Cystic Fibrosis Foundation.

Cystic fibrosis
is like drowning
on the inside.

© 2012, Insmed, Inc. All rights reserved.

Orphan Disease #1:
Cystic Fibrosis - Fatal Genetic Disease
▪ Life expectancy of 37 years1
▪ No existing cure
▪ Mucous buildup impairs
 lung function
▪ 70% of adults have
 chronic infection due to
 Pseudomonas aeruginosa1
▪ Infections lead to further
 deterioration in lung
 function of 1% to 3%
 per year2
Urgent Need for Therapies With Better Efficacy, Safety and Durability
1 Cystic Fibrosis Foundation, Patient Registry, 2010. 2 Liou et al, Journal of Cystic Fibrosis 9 (2010) 250-256.

Orphan Disease #1:
Cystic Fibrosis - Current Treatment Options
▪ Up to 3 hours per day of
 medications and treatments
▪ Current inhaled antibiotics all require
 2X or 3X / day dosing
 ▪ Most common is
 ≈20 minutes each treatment
▪ Resistance to TOBI has nearly
 doubled since 1999
 ▪ 85% increase1
Urgent Need for Therapies With Better Efficacy, Safety and Durability
1 FDA advisory panel US-FDA- AIDAC for TOBI-Podhaler- September 2012. Patient image credit Standard-Examiner, Ogden, Utah.

Amikacin
Antibiotic
in Water
Core
Proprietary Nebulizer
PARI Optimized, Investigational
eFlow® Nebulizer System with
Advanced Mesh Technology
Liposomal
Formulation

insmed
© 2012 Insmed, Inc. All rights reserved.

Proprietary Formulation AND Delivery System
concentrates Amikacin antibiotic
near bacteria w/ potential for:
✓Improved Compliance
(first-ever 1X daily
dosing via inhalation)
✓Increased Efficacy
(concentrated at site of bacteria)
✓Increased Durability of effect
(benefits when off treatment)
✓Increased Safety
(less drug needed to achieve result)
Insmed Is Developing ARIKACE to Treat Chronic Lung Infections

Neutral Charge
Amikacin antibiotic in Water Core
Lung Mucus and Pa Biofilm Barrier
Negative Charge
Neutral charge of ARIKACE enables travel through mucus and biofilm
Infection Site Treated with ARIKACE
Liposomal and Free Amikacin
Among other factors, some bacteria secrete agents that disrupt liposomal encapsulation and release antibiotic
Direct Access to Bacteria

insmed

© 2012 Insmed, Inc. All rights reserved.

Aerosol
Delivery
(eFlow®
Nebulizer)
ARIKACE:
Achieves Access to Bacteria in Infected Tissues and Macrophages
Conceptual diagram for illustration purposes only.
Liposomal
Formulation
(DPPC and
Cholesterol)

Lung Function - Adjusted Mean Relative Change in FEV1 % Predicted
Δ +7.8
P = 0.0001
95% CI (3.86, 11.73)
FEV1 % Predicted Relative Change from Baseline (SE)
12
10
8
6
4
2
0
-2
-4
-6
TOBI® (TIS)
Cayston® (AZLI)
Week: 0
2
4
8
12
16
20
24

© 2012 Insmed, Inc. All rights reserved.

Gilead Cayston vs. Novartis TOBI: Both Show Decline In Lung Function
Source: 2010 North American CF Conference Poster 305 and Slide Presentation, 10/10.
AZLI = Cayston; TIS = TOBI
AZLI / TIS 28 Days	AZLI / TIS 28 Days	AZLI / TIS 28 Days
CF Phase 3 Gilead Sponsored Open Label Trial Results
(ON)
(OFF)
(ON)
(OFF)
(ON)
(OFF)
Entry Criteria: ● FEV1 ≤75% ● Age: ≥6 ● N=268 randomized and treated
After initial improvement,
lung function dropped
back to baseline or
lower during each off
treatment period and at
the end of 24 weeks.

18%
15%
12%
9%
6%
3%
0%
-3%
-6%
Percentage Change from Baseline in FEV1 (ml)
On-Treatment
Off-Treatment
0
7
14
Visit Day
21
28
56

© 2012, Insmed, Inc. All rights reserved.

ARIKACE: Treatment of Pseudomonas Lung Infections in CF
Phase 2 Pooled Results (560mg 1X per Day): Pulmonary Function
▪ ARIKACE demonstrated statistically significant and clinically meaningful improvement in pulmonary function throughout the 28-day treatment period.
▪ Improvement was sustained through the off-treatment period.
Mean (SE)
P = 0.033
P = 0.003
(36/36)
(36/35)
(33/36)
(32/35)
(34/35)
(34/34)
(N)
Lung Function - % Change in FEV1 (ml) vs. Baseline
ARIKACE
560mg
Placebo
(ARIKACE / Placebo)
Entry Criteria: ● FEV1 >40% ● Age: >6 ● N= 72 ● Pre-treated w/ inhaled antibiotics ≈27%

Relative Change in FEV_1 vs Baseline (%)
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
(On)
(Off)
(On)
(Off)
(On)
(Off)
(On)
(Off)
(On)
(Off)
(On)
(Off)
14 28 56 70 85 98 112 140 154 169 182 196 224 238 253 266 280 308 322 337 350 364 392 406 421 434 448 476 490 504

insmed

© 2012 Insmed, Inc. All rights reserved.

ARIKACE: Treatment of Pseudomonas Lung Infections in CF
Open Label Extension (TR02-105): Durability of Response
* Significance at end of treatment over 6 cycles ** Significance 56 days off-treatment over 6 cycles
Patients Receiving 560 mg ARIKACE Once Daily for 28 Days and Off-Treatment for 56 Days
42
41
42
42
41
41
41
41
41
45
45
47
46
44
45
47
46
46
45
44
44
44
43
43
43
43
44
43
45
p=0.0001**
p<0.0001*
41
47
(N)
1
2
3
4
5
6
Treatment Cycle à
Visit Days à
Demonstrated Sustained Efficacy of ARIKACE
During and Between Multiple Cycles of Therapy

ARIKACE: Cystic Fibrosis
Phase 3 Study Design Europe and Canada
The registration trial for Europe is a comparator study vs. TOBI and will evaluate FEV1 improvement at week 24 as the primary efficacy endpoint.
R
28 Day Daily Dosing
28 Days Follow-Up
28 Days Off Inhaled Antibiotics
Screening Period
Day -18 to Day -4
TOBI
twice daily by PARI-LC Star®
No inhaled antibiotics
560mg ARIKACE
once daily by eFlow®
Key Inclusion Criteria
▪ FEV1 ≥ 25%
▪ Age ≥6 years
▪ Chronic Pa Infection
▪ 28 Days Off Inhaled
 Antibiotics
▪ AZI, DNAse, and/or
 hypertonic saline continued
Monthly Efficacy and Safety Evaluation
Assessments of PFT, CFU, Antibiotic Rescue Treatment,
Respiratory Exacerbations, Hospitalizations, PRO/QOL
Primary End-Point: Relative Change in FEV1 at week 24
Three Cycles of Treatment (24 weeks)
Completers eligible to participate in CLEAR-110, long term open-label extension where patients receive ARIKACE every other month for ≤2yrs.
Abbreviations: AZI - Azithromycin . Pa - Pseudomonas aeruginosa. PFT - Pulmonary Function Testing,
FEV1 - forced expiratory volume in 1 second. CFU - colony forming units. PRO - Patient Reported Outcome.
Randomization:1:1
Power 80%
N≈300
≈260 patients required to demonstrate non-inferiority
at agreed upon margin with 80% power
No inhaled antibiotics

Orphan Disease #2
Non-TB Mycobacteria (NTM)
Lung Infections
▪ No approved treatments

Orphan Disease #2: Non-TB Mycobacteria (NTM) Lung Infections
“Current treatment for NTM
 lung disease requires lengthy
 multi-drug regimens that can
 be poorly tolerated and have
 limited efficacy, especially in
 patients with severe disease
 or in those who have failed
 prior treatment attempts.”
David E. Griffith, M.D.
▪Professor of Medicine at the University
of Texas Health Science Center at Tyler
▪Lead author of the ATS/IDSA's diagnosis
and treatment guidelines for NTM

Orphan Disease #2: Non-TB Mycobacteria (NTM) Lung Infections
- Debilitating and Wide Spread
1 Incidence of TB from Center for Disease Control and Prevention Morbidity and Mortality Weekly Report (March, 2012). 2 Clarity Pharma Research, Patient
Chart Study, 2012. 3 Adjemian et al. Prevalence of Pulmonary Nontuberculous Mycobacterial Disease among Medicare Beneficiaries, USA, 1997-2007,
American Journal of Respiratory and Critical Care Medicine. Apr 2012. 4 Mouse macrophage forming two processes to phagocytize two smaller particles, possibly pathogens (image licensed under Creative Commons Attribution-Share Alike 2.0 Generic).
▪ 4X to 5X more common than TB in U.S.1
▪ 50,000 cases per year in U.S.2
▪ Diagnosis growing ≈8% per yr3
▪ Age >65 are 40% more likely
 to die from 1997 to 20073
▪ NTM taken up by and
 multiply inside macrophages
▪ Most antibiotics have poor
 macrophage penetration
Lung macrophage
reside on respiratory
surfaces and clean off
particles such as dust
or microorganisms.4

Orphan Disease #2: Non-TB Mycobacteria (NTM) Lung Infections
- Current Treatment Options
▪ No approved treatment;
 all treatments are off label
▪ Off label treatments carry significant
 toxicities and limitations
▪ Avg. 7.6 antibiotic courses/yr1
▪ Chronic, debilitating, progressive
▪ Lengthy, repeat hospitalizations
 ▪ Average stay 10.2 days1
1 SDI Healthcare Database, July 2009; Mycobacterium avium Complex; M. abscessus = Mycobacterium abscessus

- ✓ ARIKACE shown to have **superior in vitro activity** versus Amikacin solution against MAC and M. abscessus[1]

Aerosol Delivery (eFlow® Nebulizer)

insmed

© 2012 Insmed, Inc. All rights reserved.

ARIKACE: Positioned to Become the First Drug
Approved for Non-TB Mycobacteria Lung Infections
Conceptual diagram for illustration purposes only.
1. Study conducted by L. E. Bermudez at
 Oregon State University (data on file). (2010)
✓ ARIKACE once-daily treatment
✓ ARIKACE is taken up by lung
 macrophages where NTM
 infections are located
Greatly Reduced Systemic Exposure
Localized Lung Treatment
✓ ARIKACE provides localized
 lung treatment with greatly
 reduced systemic exposure

ARIKACE: Non-TB Mycobacteria Lung Infections
Phase 2 Study Design: TR02-112
Abbreviations: CT - computed tomography. FEV1 - forced expiratory volume in 1 second. NTM - non-TB mycobacterium. SGRQ - Saint George’s respiratory questionnaire.
Primary Endpoints: Efficacy
▪Reduction in bacterial density at Day 84
Secondary Endpoints:
▪Time to sputum conversion
▪Time to Pulmonary Exacerbation
▪Change in PRO/QOL
▪6 minute walk test
▪Change in Clinical Signs and Symptoms
▪Safety
Screening Period
Day -42
to Day -4
84 Days Daily Dosing
Background Therapy
+ 560mg ARIKACE
once daily by eFlow®
Background Therapy
+ Placebo
once daily by eFlow®
Day 1
Day 85
Day 197
Day 169
84 Days Daily Dosing,
Open-Label
28 Day Follow-Up
No inhaled antibiotics
560mg ARIKACE
once daily by eFlow®
Abbreviations: CT - computed tomography. FEV1 - forced expiratory volume in 1 second. NTM - non-TB mycobacterium.
Randomize N≈100 (1:1)
Stratify: CF vs. Non-CF
 MAC vs. M. abscessus
R
Key Inclusion Criteria
▪Age ≥18 years, ≤85 years
▪DX of pulmonary NTM lung disease
according to 2007 ATS/IDSA criteria with
evidence of nodular bronchiectasis and/or
cavitary disease by chest CT.
▪History of chronic Mycobacterium avium
complex or Mycobacterium abscessus (at least
3 documented positive cultures in prior 2
years, and at least one within 6 months).
▪Multi-drug regimen for at least 6 months prior
to screening with persistently positive
mycobacterial culture

Washington
Montana
Oregon
Idaho
Wyoming

Ottawa
New York
Maine
Massachusetts
Connecticut

Norway
Estonia
Latvia
Lithuania
Belarus
Denmark
United Kingdom
Ireland
Poland
Germany
Czech Republic
Slovakia
Ukraine
Austria
France
Switzerland
Romania
Croatia
Bosnia and Herzegovina
Serbia
Italy
Spain
Portugal
Greece

© 2012 Insmed, Inc. All rights reserved.

Phase III Pivotal Trial Investigator Sites
Are Laying the Groundwork for Strong Commercial Launch
= Activated Investigator with Screened Patients (75)
CLEAR-108 European Sites
CLEAR-108 Canadian Sites

ALTHEA®

insmed

© 2012, Insmed, Inc. All rights reserved.

Manufacturing
▪ CGMP Facility
▪ Currently 3-4
 batches/month
▪ 2+ years of stability
 on 25l capacity
▪ 12-month extractables
 and leachables (E&L)
 study underway
▪ Planned scale up
 program underway
▪ Selection of 2nd source
 supplier progressing

ARIKACE Patents			
	US	Europe	ROW	Total
Granted (and Allowed) →	3	0	17	20
Pending →	12	6	42	60

insmed

© 2012, Insmed, Inc. All rights reserved.

ARIKACE
IP and Exclusivity
▪ US Composition-of-matter patent, with an added 6 months of pediatric exclusivity, provides coverage through Feb 2029
▪ Additional global applications under review including U.S., EU and
 Japanese composition-of-matter applications
▪ Orphan drug status for CF, pending for NTM
▪ Nebulizer device exclusivity for minimum of 15 years
▪ Liposomal delivery technology = added regulatory barrier to entry
Insmed Has Extensive Patent Coverage and Other Exclusive
Arrangements Protecting Composition, Use, and Delivery Of ARIKACE

2013 Is Focused On Advancing Our European Filing
and Pre-Commercial Preparation
✓ EU Phase III pivotal underway
✓ US Phase II NTM underway
✓ Senior Team build out
✓ $20M Hercules debt facility
✓ $25M+ capital raised
2013
▪ Plan to launch compassionate
 use program in NTM patients
▪ Phase III pivotal data
▪ Advance EU filing
▪ EU backbone build out
▪ Scale up / second source
2012

Will Lewis	**President & CEO**	▪ 20 Years Experience in Pharma and Finance ▪ Past Co-Founder, President and CFO, Aegerion Pharmaceuticals (NASDAQ: AEGR) ▪ JP Morgan, Robertson Stephens and Wells Fargo
Andy Drechsler	**CFO**	▪ 15 Years experience in life sciences ▪ CFO – VaxInnate – $200MM USG funding and $55MM VC ▪ CFO – Valera – Spec Pharma, IPO, sale to Indevus (now Endo) ▪ Other: i-STAT/Abbott; Biomatrix/Genzyme; Coopers & Lybrand
Renu Gupta, MD	**EVP Development & CMO**	▪ 29 Years Experience in Research & Development ▪ Infectious Disease Specialty: ID, Immunology, Pulmonary, and ONC Drug Development ▪ Antigenics, Novartis, Covance, BMS
Walter Perkins, PhD	**CTO**	▪ 20 Years Experience ▪ Expert in Liposomal Formulation Design and Development ▪ Liposome Company / Elan
Laura Pflug	**VP Technical Operations**	▪ 20 Years Experience ▪ Liposomal formulation and process development, scale up, and commercial manufacturing ▪ Liposome Company, Biomira, Ovation
Nicole Schaeffer	**Head of HR**	▪ 20 Years Experience in HR, 12 years in life sciences ▪ 7 Years SVP at Amicus (Ticker FOLD) ▪ Grew company from 16 to 120 employees insmed

© 2012 Insmed, Inc. All rights reserved.

Management Has Extensive Experience with
Anti-Infective Development, Regulatory, and Commercial

Strong Cash Position
Capital Structure and Key Figures
Present Capital Structure (NASDAQ: INSM)
▪33.9 million fully diluted shares:
 ▪ 31.4 million common shares
 ▪ 2.5 million options, restricted
 stock units, and warrants
Balance Sheet
▪Cash of $91.9 million as of September 30, 2012
▪$10M of debt o/s and $10M more available to be drawn by YE 2012
Projected Cash Year End 2012
▪Approximately $85 to $90 million currently forecast
 ▪ Consistent with previous guidance and reflective of $25.7M raise in Q3
Employees
▪44 current employees
▪Planned additions: commercial ops, Europe, regulatory, project management

© 2012, Insmed, Inc. All rights reserved.
Thank You
Improving the Lives of Patients
Battling Serious Orphan Lung
Diseases Using Targeted
Inhalation Therapies
www.INSMED.com

Appendix
Additional Clinical Data

American Family Physician

November 15, 1998 Table of Contents

Aminoglycosides: A Practical Review

Aminoglycosides are potent bactericidal antibiotics that act by creating fissures in the outer membrane of the bacterial cell. They are particularly active against aerobic, gram-negative bacteria and act synergistically against certain gram-positive organisms. Gentamicin is the most commonly used aminoglycoside, but amikacin may be particularly effective against resistant organisms. Aminoglycosides are used in the treatment of severe infections of the abdomen and urinary tract, as well as bacteremia and endocarditis. They are also used for prophylaxis, especially against endocarditis. Resistance is rare but increasing in frequency. Avoiding prolonged use, volume depletion and concomitant administration of other potentially nephrotoxic agents decreases the risk of toxicity. Single daily dosing of aminoglycosides is possible because of their rapid concentration-dependent killing and post-antibiotic effect and has the potential for decreased toxicity. Single daily dosing of aminoglycosides appears to be safe, efficacious and cost effective. In certain clinical situations, such as patients with endocarditis or pediatric patients, traditional multiple dosing is still usually recommended.

The first aminoglycoside, streptomycin, was isolated from *Streptomyces griseus* in 1943. Neomycin, isolated from *Streptomyces fradiae*, had better activity than streptomycin against aerobic gram-negative bacilli but, because of its formidable toxicity, could not safely be used systemically. Gentamicin, isolated from Micromonospora in 1963, was a breakthrough in the treatment of gram-negative bacillary infections, including those caused by *Pseudomonas aeruginosa*. Other aminoglycosides were subsequently developed, including amikacin (Amikin), netilmicin (Netromycin) and tobramycin (Nebcin), which are all currently available for systemic use in the United States.[1]

The purpose of this article is to provide family physicians with a review of the aminoglycosides and their role in the treatment of infectious diseases. Despite the introduction of newer, less toxic antimicrobial agents, aminoglycosides continue to serve a useful role in the treatment of serious enterococcal and gram-negative bacillary infections.

Pharmacology

Traditionally, the antibacterial properties of aminoglycosides were believed to result from inhibition of bacterial protein synthesis through irreversible binding to the 30S bacterial ribosome. This explanation, however, does not account for the potent bactericidal properties of these agents, since other antibiotics that inhibit the synthesis of proteins (such as tetracycline) are not bactericidal. Recent experimental studies show that the initial site of action is the outer bacterial membrane. The cationic antibiotic molecules create fissures in the outer cell membrane, resulting in leakage of intracellular contents and enhanced antibiotic uptake. This rapid action at the outer membrane probably accounts for most of the bactericidal activity.[2] Energy is needed for aminoglycoside uptake into the bacterial cell. Anaerobes have less energy available for this uptake, so aminoglycosides are less active against anaerobes.

© 2012 Insmed, Inc. All rights reserved.

Resistance
“ Most resistance to aminoglycosides is
 caused by bacterial inactivation by
 intracellular enzymes. Because of
 structural differences, amikacin is not
 inactivated by the common enzymes
 that inactivate gentamicin and
 tobramycin. Therefore, a large proportion
 of the gram-negative aerobes that are
 resistant to gentamicin and tobramycin
 are sensitive to amikacin. In addition, with
 increased use of amikacin, a lower
 incidence of resistance has been
 observed compared with increased use of
 gentamicin and tobramycin. ”
1 Aminoglycosides: A Practical Review, UIS S. GONZALEZ III, PHARM.D., and JEANNE P. SPENCER, M.D.,
Conemaugh Memorial Medical Center, Johnstown, Pennsylvania, Am Fam Physician. 1998 Nov 15;58(8):1811-1820.

ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results
N = 64
22
Placebo
(1.5% saline)
21
21
ARIKACE 280mg
ARIKACE 560mg
TR02-105* (Europe)
The Phase 2 program was prospectively designed to analyze pooled cohorts from the US and EU.
The following summary presents pooled data for the ARIKACE 560mg and placebo cohorts.
N = 41
14
Placebo
(1.5% saline)
12
15
ARIKACE 70 or 140mg
ARIKACE 560mg
TR02-106* (US)
Weekly Safety Evaluation
Assessments of PFT, CFU, Exacerbations,
Time to Rescue Antibiotics, CFQ-R and PK
N = 72
36
Placebo
(1.5% saline)
36
ARIKACE 560mg
TR02-105/106 (Pooled)
Key Inclusion Criteria
•FEV1 ≥ 40%
•Age ≥ 6 years
•Chronic Pa Infection
• 28 Days Off Inhalation Antibiotics
• Azithromycin, DNAse, hypertonic
 saline, bronchodilators continued

280mg ARIKACE (N=21)	560mg ARIKACE (N=21)	Placebo (N=22)
Age (yrs)	Mean (SD)	16.0 (5.3)	16.6 (6.1)	17.0 (6.8)
Gender	Male	5 (23.8%)	12 (52.2%)	10 (45.5%)
	Female	16 (76.2%)	11 (47.8%)	12 (54.5%)
FEV_1 (L)	Mean (SD)	2.02 (0.79)	1.94 (0.94)	1.97 (0.65)
FEV_1 (% Pred)	Mean (SD)	66.4 (20.0)	62.9 (18.2)	68.0 (22.4)
FVC (L)	Mean (SD)	2.8 (1.1)	2.6 (1.3)	2.7 (1.0)
$FEF_{25-75\%}$ (L/sec)	Mean (SD)	1.6 (0.9)	1.7 (1.0)	1.6 (1.0)
Oxygen Saturation	Mean (SD)	96.2 (2.1)	96.1 (1.8)	95.7 (2.3)
BMI (kg/m^2)	Mean (SD)	18.1 (2.3)	18.9 (3.8)	18.6 (3.3)

insmed

©2012 Insmed, Inc. All rights reserved.

29
ARIKACE: TR02-105 - Patient Characteristics
No significant differences assessed by ANOVA for continuous variables, chi-square test for categorical variables

Percent Change in FEV_1 (ml) vs. Baseline
20
15
10
5
0
-5
0
7
14
21
28
35
56
p=0.016
p=0.04
p=0.005
p=0.07

insmed
© 2012 Insmed, Inc. All rights reserved.

Visit Day
* Mean (SD)
ARIKACE 560 *	15.4% (16.5)	18.4% (21.3)	13.2% (15.3)	13.2% (16.2)	11.5% (16.4)	13.2% (24.3)
ARIKACE 280 *	10.9% (10.6)	9.4% (12.6)	9.6% (12.5)	10.1% (12.8)	1.7% (9.0)	2.0% (8.6)
Placebo *	0.6% (11.7)	-3.2% (12.2)	1.8% (10.9)	2.2% (11.9)	-0.3% (12.0)	-4.4% (13.0)
Percent Change in FEV1 - ITT Phase II Study1
ARIKACE 280
Placebo
ARIKACE 560
1 European Phase 2 study (TR02-105) of ARIKACE in patients with CF and chronic Pseudomonas aeruginosa infection.

Relative Change in FEV1 % Predicted vs. Baseline
20
15
10
5
0
-5
0
7
14
21
28
35
56

insmed
© 2012, Insmed, Inc. All rights reserved.

Visit Day
* Mean (SD)
Change in FEV1 (% predicted) - ITT Phase II Study1
P=0.009
P=0.019
P=0.124
P=0.021
ARIKACE 560 *	12.9% (17.2)	15.8% (22.5)	10.5% (15.6)	11.0% (16.4)	8.6% (17.7)	13.8% (26.2)
ARIKACE 280 *	10.8% (10.8)	9.2% (13.1)	9.4% (12.9)	9.6% (13.7)	1.6% (9.6)	1.8% (8.8)
Placebo *	-0.9% (10.7)	-4.4% (11.3)	0.3% (9.9)	0.5% (10.5)	0.7% (9.6)	-3.8% (13.5)
ARIKACE 280
Placebo
ARIKACE 560
1 European Phase 2 study (TR02-105) of ARIKACE in patients with CF and chronic Pseudomonas aeruginosa infection.

Pooled Patients	ARIKACE	Placebo
Exacerbations (%)	8/36 (22.2)	7/36 (19.4)
Times to first exacerbations (days)	46.3	28.2

© 2012 Insmed, Inc. All rights reserved.

32
105&106 - Pooled Pulmonary Exacerbations ≈560 mg Cohort
No significant differences assessed by ANOVA for continuous variables, chi-square test for categorical variables

ARIKACE (N = 8)	Placebo (N = 4)
Day 28	10%	-5%
Day 56	5%	-1%

© 2012 Insmed, Inc. All rights reserved.

33
Prior Use of Inhalation Antibiotic
No significant differences assessed by ANOVA for continuous variables, chi-square test for categorical variables

Relative Change FEV1 (ml)

280mg ARIKACE (N=21)	560mg ARIKACE (N=21)	Placebo (N=22)
Patients with Adverse Events	13 (61/9%)	6 (28.6%)	9 (40.9%)
Patients with Treatment-Related Adverse Events	3 (14.3%)	1 (4.8%)	2 (9.1%)
Patients with Serious Adverse Events	0 (0.0%)	2 (9.5%)	2 (9.1%)
Patients Permanently Discontinuing Therapy Due to Adverse Events	0 (0.0%)	0 (0.0%)	1.4 (4.5%)

insmed

© 2012 Insmed, Inc. All rights reserved.

34
Results - Safety
No significant differences assessed by ANOVA for continuous variables, chi-square test for categorical variables

ARIKACE: Cystic Fibrosis
Phase 1/2 Clinical Research Program: N=208
▪ Scintigraphy study - normal volunteers: N = 6
▪ Phase I Single Dose: N = 24
▪ 2 Phase1b/2a, 14 Days Dosing Open Label
 Studies: N = 24
▪ 1 European Phase 2, 28 Days Dosing,
 Randomized, Placebo Comparative Study: N=64
▪ 1 US Phase 2, 28 Days Dosing, Randomized,
 Placebo Comparative Study: N= 41
▪ 1 European Open label, Single arm Long-term
 Safety and Efficacy: N= 49

% Change in FEV1 (ml) vs. Baseline
Off-Treatment Period
Percentage Change from Baseline in FEV1 (ml)
15%
13%
11%
9%
7%
5%
3%
1%
-1%
-3%
-5%
0
7
14
Visit Day
21
28
56

© 2012 Insmed, Inc. All rights reserved.

ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results: Pulmonary Function
ARIKACE demonstrated statistically significant and clinically meaningful improvement in pulmonary function throughout the 28-day treatment period that was sustained through the off-treatment period.
	Day 7	Day 14	Day 21	Day 28	Day 56
ARIKACE 560 - Mean (Std Dev)	12.2% (14.9)	13.1% (19.7)	8.8% (15.8)	8.1% (16.1)	9.3% (20.3)
Placebo - Mean (Std Dev)	1.0% (10.6)	-1.9% (11.5)	0.7% (10.3)	1.1% (10.1)	-3.2% (11.9)
P = 0.003
P = 0.033
[N=ARIKACE/Placebo]
[N=36/36]
[N=36/35]
[N=33/36]
[N=32/35]
[N=34/35]
[N=34/34]
Placebo
- Mean (SD)
ARIKACE 560
- Mean (SD)

Percentage Change from Baseline in FEV_1 (ml)
15
10
5
0
-5
-10
0
28
56
15
10
5
0
-5
-10
0
28
56

insmed

© 2012 Insmed, Inc. All rights reserved.

ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results: Pulmonary Function
* Mean (SD)
ARIKACE 560
Placebo
Visit Day
Visit Day
ARIKACE *	9.2% (16.3)	10.1% (19.3)
Placebo *	2.1% (11.7)	-4.5% (13.1)
ARIKACE *	5% (16.2)	7.5% (23.5)
Placebo *	-0.6% (6.6)	-1% (9.6)
9/13
10/12
560mg Cohort
FEV1% >75%
560mg Cohort
FEV1% <=75%
ARIKACE 560
Placebo
25/22
24/22
ARIKACE produced comparable improvements in lung function for patients with baseline FEV1%
predicted above and below 75%

Change in *Pseudomonas* Density vs. Baseline
Off-Treatment Period
Change from Baseline (LOG10 CFU)
1
0.5
0
-0.5
-1
-1.5
-2
0
7
14
21
28
35
Visit Day

© 2012 Insmed, Inc. All rights reserved.

ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results: Microbiology
[N=36/36]
[N=34/32]
[N=31/32]
[N=31/30]
[N=32/28]
[N=31/29]
P = 0.021
P = 0.007
P = 0.007
P = 0.007
P = <0.001
ARIKACE demonstrated statistically significant reduction in the bacterial burden of CF patients, including a reduction in the mucoid strains.
	Day 7	Day 14	Day 21	Day 28	Day 35
ARIKACE 560 - Mean (Std Dev)	-1.294 (1.881)	-1.413 (1.928)	-1.789 (2.512)	-1.536 (1.768)	-1.523 (2.707)
Placebo - Mean (Std Dev)	0.171 (1.447)	-0.248 (1.370)	-0.363 (1.183)	-0.434 (1.170)	-0.238 (1.098)
[N=ARIKACE/Placebo]
Placebo
- Mean (SD)
ARIKACE 560
- Mean (SD)

Changefrom Baseline (LOG10 CFU)
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
0
7
14
21
28
35
Visit Day

insmed

© 2012, Insmed, Inc. All rights reserved.

ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results: Microbiology
560mg Cohort
FEV1% >75%
560mg Cohort
FEV1% <75%
ARIKACE produced comparable reductions in Pseudomonas density for patients with baseline FEV1%
predicted above and below 75%.
ARIKACE *	-1.38 (1.9)	-1.38 (2.08)	-1.93 (2.67)	-1.66 (1.77)	-1.75 (2.71)
Placebo *	0.37 (1.35)	-0.01 (1.46)	-0.3 (1.04)	-0.4 (1.19)	-0.26 (0.83)
ARIKACE *	-1.05 (1.91)	-1.49 (1.52)	-1.37 (2.1)	-1.08 (1.82)	-0.86 (2.76)
Placebo *	-0.27 (1.63)	-0.76 (1.04)	-0.49 (1.48)	-0.52 (1.18)	-0.19 (1.54)
* Mean (SD)
ARIKACE 560
Placebo
Visit Day
9/10
8/10
8/10
8/10
7/9
25/22
23/22
23/20
25/19
23/19
Placebo
ARIKACE 560

ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results: Safety Summary
Overall, ARIKACE 560 mg, administered once daily for 28 days is well-tolerated
▪ No unexpected AEs were observed
▪ There were no appreciable changes in acute tolerability
▪ There was improvement in oxygen saturation
▪ No significant differences between groups in overall rates of AEs
▪ AEs were generally consistent with underlying CF disease although a trend towards mild to moderate dysphonia in the higher dose ARIKACE group
▪ In summary, nebulized ARIKACE is well-tolerated and demonstrates adverse effects that are consistent with those expected in a population of CF patients receiving inhalation medicines
ARIKACE 560mg dosed once daily for 28 days is safe and well tolerated in CF patients with chronic
Pseudomonas infections.

In Vitro Bactericidal Effect of ARIKACE
On Mycobacterium Avium Complex1
Summary
▪ARIKACE at 10 µg/ml and 4 µg/ml is active against intracellular Mycobacterium avium
(MAC). Liposome by itself did not show any anti-mycobacterial activity.
▪ARIKACE at equivalent concentration to free amikacin (10 µg/ml) had greater activity against MAC.
▪ARIKACE anti-intracellular MAC activity, compared to historic data obtained with clarithromycin, achieves greater decrease in the levels of intracellular bacteria.
▪ARIKACE did not show any toxicity towards macrophages, both infected and uninfected.
▪This short-term in vitro study was performed to test the hypothesis that ARIKACE exhibits bactericidal activity against intracellular MAC, and this has been satisfied.
Therefore, ARIKACE may be an effective therapy against pulmonary infections caused by MAC which persist and grow in alveolar macrophages.
1 Study conducted by L. E. Bermudez at Oregon State University (data on file). (2010)